UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 28, 2024

Roivant Sciences Ltd.
(Exact Name of Registrant as Specified in Charter)

Bermuda	001-40782	98-1173944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7th Floor
50 Broadway
London SW1H 0DB
United Kingdom
(Address of Principal Executive Offices, and Zip Code)

+44 207 400-3347
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.0000000341740141 par value per share	ROIV	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed in the Current Reports filed by Roivant Sciences Ltd. (the “Company”) with the Securities and Exchange Commission on September 18, 2024 and September 23, 2024, Dermavant Sciences Ltd. (“Dermavant”), a subsidiary of the Company, previously entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 17, 2024, by and among Dermavant, Organon & Co. (“Organon”), Organon Bermuda Ltd., an indirect wholly owned subsidiary of Organon (“Merger Sub”), and the Company, solely in its capacity as the representative of the securityholders of Dermavant. On October 28, 2024, pursuant to the terms of the Merger Agreement, Merger Sub merged with and into Dermavant, with Dermavant continuing as the surviving company and a wholly owned subsidiary of Organon (the “Merger”). In connection with the closing of the Merger, the Company, Dermavant and Organon took certain other actions, as discussed below.

Item 1.02.	Termination of a Material Definitive Agreement.

As contemplated by the Merger Agreement, concurrently with the closing of the Merger, Dermavant repaid all amounts outstanding or otherwise payable (including accrued interest and all premiums and exit fees) pursuant to the Credit Agreement, dated as of May 14, 2021 and amended as of May 24, 2024, by and among Dermavant, certain subsidiaries of Dermavant, XYQ Luxco S.À R.L. and U.S. Bank Trust Company, National Association (the “Credit Agreement”) and terminated the Credit Agreement in accordance with its terms.

The information set forth in the Introductory Note to this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

Item 7.01.	Regulation FD Disclosure.

On October 28, 2024, the Company and Organon issued a joint press release announcing the closing of the Merger. A copy of the joint press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any other filing with the U.S. Securities Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Joint Press Release, dated October 28, 2024.
104	Cover Page Interactive Data File (embedded with Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROIVANT SCIENCES LTD.

By:	/s/ Matt Maisak
Name: Matt Maisak
Title: Authorized Signatory

Dated: October 28, 2024